Exhibit 99.1

Hoth Therapeutics Regains Compliance with Nasdaq Listing Requirements

New York, NY – January 24, 2025 – Hoth Therapeutics, Inc. (NASDAQ: HOTH) (the “Company” or “Hoth Therapeutics”), a biopharmaceutical company, today announced that it has received notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has regained compliance with Nasdaq’s minimum bid price requirement under Listing Rule 5550(a)(2).

The Company received written notification from Nasdaq on January 23, 2025, stating that because the Company’s common stock had a closing bid price at or above $1.00 per share for 10 consecutive business days, from January 7, 2025 to January 22, 2025, the Company has regained compliance with Listing Rule 5550(a)(2), and this matter is now closed.

“We are pleased to report that Hoth Therapeutics has achieved compliance with Nasdaq’s minimum bid price requirement,” said Robb Knie, CEO of Hoth Therapeutics. “This milestone reinforces our commitment to creating long-term shareholder value and demonstrates our dedication to meeting the highest standards of corporate governance and performance.”

Hoth Therapeutics remains dedicated to advancing its pipeline and its delivering impactful healthcare solutions to improve patient outcomes.

About Hoth Therapeutics, Inc.

Hoth Therapeutics is a clinical-stage biopharmaceutical company dedicated to developing innovative, impactful, and ground-breaking treatments with a goal to improve patient quality of life. We are a catalyst in early-stage pharmaceutical research and development, elevating drugs from the bench to pre-clinical and clinical testing. Utilizing a patient-centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate therapeutics that hold immense potential to create breakthroughs and diversify treatment options. To learn more, please visit https://ir.hoththerapeutics.com/.

Forward-Looking Statement

This press release includes forward-looking statements based upon Hoth’s current expectations, which may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and are subject to substantial risks, uncertainties, and assumptions. These statements concern Hoth’s business strategies; the timing of regulatory submissions; the ability to obtain and maintain regulatory approval of existing product candidates and any other product candidates we may develop, and the labeling under any approval we may obtain; the timing and costs of clinical trials, and the timing and costs of other expenses; market acceptance of our products; the ultimate impact of the current coronavirus pandemic, or any other health epidemic, on our business, our clinical trials, our research programs, healthcare systems, or the global economy as a whole; our intellectual property; our reliance on third-party organizations; our competitive position; our industry environment; our anticipated financial and operating results, including anticipated sources of revenues; our assumptions regarding the size of the available market, benefits of our products, product pricing, and timing of product launches; management’s expectation with respect to future acquisitions; statements regarding our goals, intentions, plans, and expectations, including the introduction of new products and markets; and our cash needs and financing plans. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. You should not place reliance on these forward-looking statements, which include words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” or similar terms, variations of such terms, or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Hoth may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section titled “Risk Factors” in Hoth’s most recent Annual Report on Form 10-K and Hoth’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as Hoth’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. Hoth cannot guarantee future results, events, levels of activity, performance, or achievements. Hoth does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact:

LR Advisors LLC
Email: investorrelations@hoththerapeutics.com
www.hoththerapeutics.com
Phone: (678) 570-6791